U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 30, 2008

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York
(Address of principal executive	10043
offices)	(Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 1.01 Entry into a Material Definitive Agreement; Item 3.02 Unregistered Sales of Equity Securities; Item 5.02 Compensatory Arrangements of Certain Officers; Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 31, 2008, Citigroup Inc. (“Citigroup”), as part of the previously announced agreement with the U.S. Treasury, the Federal Reserve Board and the Federal Deposit Insurance Corporation, signed an agreement to issue to the U.S. Treasury $20 billion of its perpetual preferred stock and a warrant to purchase approximately 188.5 million shares of common stock at a strike price of $10.61.  The transaction settled on December 31, 2008.

      The Securities Purchase Agreement and the preferred stock contain limitations on certain actions by Citigroup, including but not limited to payments of dividends, redemptions and acquisitions of equity securities, and compensation of certain senior leadership. You should refer to the documents incorporated herein by reference for a complete description of these limitations.

      On December 30, 2008, Citigroup filed a Certificate of Designations establishing the designation, powers, preferences and rights of the shares of a new series of Citigroup fixed rate cumulative perpetual preferred stock, Series I. The Certificate of Designations amended Citigroup’s Restated Certificate of Incorporation and was effective immediately upon filing.

     The Certificate of Designations for the preferred stock is being filed as Exhibit 3.1 to this Form 8-K, the Warrant is being filed as Exhibit 4.1 to this Form 8-K, the Securities Purchase Agreement is being filed as Exhibit 10.1 to this Form 8-K, and a summary of the terms of the preferred stock and the warrant is being filed as Exhibit 99.1 to this Form 8-K. These documents are incorporated herein by reference in their entirety.

Item 9.01  Financial Statements and Exhibits.

 (d)  Exhibits.

Exhibit Number

3.1	Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series I

4.1	Warrant

10.1	Securities Purchase Agreement, dated December 31, 2008, among Citigroup and the U.S. Department of the Treasury

99.1	Perpetual Preferred Placement Terms and Warrant Placement Terms

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: December 31, 2008	By:	/s/ Michael S. Helfer
		Name:	Michael S. Helfer
		Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number

3.1	Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series I

4.1	Warrant

10.1	Securities Purchase Agreement, dated December 31, 2008, among Citigroup and the U.S. Department of the Treasury

99.1	Perpetual Preferred Placement Terms and Warrant Placement Terms